ING INVESTORS TRUST

ING Pioneer Fund Portfolio

(“Portfolio”)

Supplement dated May 1, 2013

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus,

Institutional Class (“Class I”) Prospectus, and

Service Class (“Class S”) Prospectus,

each dated April 30, 2013

(each a “Prospectus” and collectively “Prospectuses”)

As previously noted in a supplement dated March 20, 2013, on March 7, 2013, the Portfolio’s Board of Trustees (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Pioneer Investment Management, Inc. to Columbia Management Investment Advisers, LLC (“CMIA”) and to The London Company of Virginia, LLC d/b/a The London Company (“TLC”) with related changes to the Portfolio’s name, principal investment strategies, and fee structure. Beginning on the close of business April 14, 2013 through the close of business on April 30, 2013, the Portfolio was in a “transition period” during which time a transition manager sold all or most of the Portfolio’s holdings and may have held a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not have been pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions did not apply. The sales and purchases of securities during the transition period resulted in buy and sell transactions and such transactions may have been made at a disadvantageous time. In addition, these transactions resulted in transactional costs, which are ultimately borne by shareholders. Beginning on or about May 1, 2013, CMIA and TLC will be the Portfolio’s two sub-advisers under a multi-manager structure. TLC will manage approximately 60% of the Portfolio’s assets and CMIA will manage approximately 40% of the Portfolio’s assets. In conjunction with the change with respect to the Portfolio’s sub-adviser, John A. Carey and Walter Hunnewell, Jr. will be replaced as co-portfolio managers for the Portfolio. Guy W. Pope will be added as portfolio manager for the portion of the Portfolio’s assets allocated to CMIA. Stephen M. Goddard, Jonathan T. Moody, J. Brian Campbell, and Mark E. DeVaul will be added as co-portfolio managers for the portion of the Portfolio’s assets allocated to TLC.

Beginning on May 1, 2013, the Portfolio’s Prospectuses are hereby revised as follows:

1.                                      All references to “ING Pioneer Fund Portfolio” are hereby deleted and replaced with “ING Multi-Manager Large Cap Core Portfolio.”

2.                                      The table and accompanying footnotes in the section entitled “Fees and Expenses of the Portfolio — Annual Operating Expenses” of the Portfolio’s Prospectuses are hereby deleted and replaced with the following:

Class ADV Prospectus:

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Class	ADV
Management Fee	0.72%
Distribution and/or Shareholder Service (12b-1) Fees	0.75%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.48%
Waivers and Reimbursements (2)	(0.15)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.33%

(1)              The expense ratio has been adjusted to reflect current expense rates.

(2)              The distributor is contractually obligated to waive 0.15% of the distribution fee through May 1, 2014.  There is no guarantee that the distribution fee waiver will continue after May 1, 2014.  The distribution fee waiver will only renew if the distributor elects to renew it. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014.  Based upon net assets as of December 31, 2012, the management fee waiver would be an estimated (0.01)%.  There is no guarantee that the management fee waiver will continue after May 1, 2014.  The management fee waiver will only renew if the adviser elects to renew it.

Class I Prospectus:

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.72%
Distribution and/or Shareholder Service (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.73%
Waivers and Reimbursements (2)	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.73%

(1)              The expense ratio has been adjusted to reflect current expense rates.

(2)              The adviser is contractually obligated to waive a portion of the management fee through May 1, 2014.  Based upon net assets as of December 31, 2012, the management fee waiver would be an estimated (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2014.  The management fee waiver will only renew if the adviser elects to renew it.

Class S Prospectus:

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Class	S
Management Fee	0.72%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.98%
Waivers and Reimbursements (2)	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.98%

(1)              The expense ratio has been adjusted to reflect current expense rates.

(2)              The adviser is contractually obligated to waive a portion of the management fee through May 1, 2014.  Based upon net assets as of December 31, 2012, the management fee waiver would be an estimated (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2014.  The management fee waiver will only renew if the adviser elects to renew it.

3.                                      The subsection entitled “Fees and Expenses of the Portfolio — Portfolio Turnover” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

Beginning April 15, 2013, Pioneer Investment Management, Inc. was terminated as sub-adviser to the Portfolio. On or about May 1, 2013, The London Company of Virginia, LLC d/b/a The London Company and Columbia Management Investment Advisers, LLC will begin managing the Portfolio.  During the period from the close of business April 14, 2013 through the close of business on April 30, 2013, the Portfolio was in a “transition period” which resulted in buy and sell transactions which likely caused an increase in the Portfolio’s portfolio turnover rate. In addition, these transactions resulted in transaction costs which are ultimately borne by shareholders.

4.                                      The section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests in at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies.  The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.  For this Portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the S&P 500 Index at the time of purchase. The market capitalization of companies within the S&P 500 Index will change with market conditions.  The market capitalization of companies in the S&P 500 Index as of December 31, 2012 ranged from $1.45 billion to $501 billion.

The Portfolio generally invests in securities of U.S. issuers but may also invest up to 20% of its total assets in securities of foreign issuers. The Portfolio may invest directly in foreign securities or indirectly through depositary receipts.

The Portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The Portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC d/b/a The London Company (“TLC”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Portfolio.  The Sub-Advisers act independently of each other and use their own methodology for selecting investments.  Directed Services LLC, the Portfolio’s investment adviser, will determine the amount of Portfolio assets allocated to CMIA and TLC.

Each Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser, when the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, when the Sub-Adviser believes that other investments are more attractive, or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Columbia Management Investment Advisers, LLC

CMIA combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing its portion of the Portfolio. CMIA considers, among other factors:

•                  various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•                  potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•                  the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and

•                  overall economic and market conditions.

The London Company of Virginia, LLC

TLC seeks to invest in securities of well-established, profitable businesses having stable cash flows and/or significantly undervalued assets at significant discounts to their intrinsic values.

Guiding principles of TLC’s investment philosophy include:  (1) Focus on return on capital, not earnings per share; (2) The value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, and; (3) Optimal diversification is essential to favorable investment results.

TLC employs a differentiated, conservative investment process that focuses on bottom up, fundamental analysis, utilizes a proprietary balance sheet optimization model, and follows a strict sell discipline.  TLC primarily looks for the following characteristics:  high cash return on tangible capital, consistent free cash flow generation, predictability and financial stability, and conservative valuations.  TLC seeks these characteristics by initially screening a broad equity universe using an internally-generated quantitative model, which ranks universe members by pretax operating return on capital, pretax operating earnings and free cash flow yield based on equal weightings of these factors.  TLC’s Investment Committee will review and possibly seek potential purchase candidates from this initial screen; however, candidates don’t necessarily have to be sourced from the screen if they generally meet TLC’s investment discipline.  The team then exercises further fundamental and qualitative analysis on selected candidates, in addition to estimating intrinsic values by performing an internal balance sheet optimization analysis, as well as adjusting to market other company assets that may provide further downside protection.

The Investment Committee also evaluates the company’s management, incentives, actions, capital allocation decisions and corporate governance structure to ascertain whether or not management’s interests are aligned with shareholders.  It then looks at the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.  This information is gathered from company conference calls, competitor conference calls, industry contacts, SEC filing review, periodical review, and Wall Street research.

Typically, 30 to 40 companies are evaluated annually through this process and are included on an informal watch list.  Securities are ultimately added to the Portfolio when TLC determines that the risk/reward profile of the security has made it attractive enough to warrant purchase.  This usually occurs when the valuation becomes more attractive and/or when new information gives the investment team higher conviction in the company’s investment thesis.

The overall result of the process is generally a low-beta portfolio that is diversified optimally with the expectation of better downside protection over a full market cycle.

5.                                      The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency. To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Foreign Investments. Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments.

Investment Model. The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all.

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower.

Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

6.                                      The section entitled “Performance Information — Average Annual Total Returns” of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Class ADV Prospectus:

Average Annual Total Returns %

(for the periods ended December 31, 2012)

	1 Yr	5 Yrs	10 Yrs (or since inception)		Inception Date
Class ADV %	9.93	(0.59)	0.24		12/29/06
S&P 500® Index(1)%	16.00	1.66	2.29	(2)	—
Russell 1000® Index(1)%	16.42	1.92	2.55	(2)	—
Class S (adjusted)%	9.91	(0.58)	3.35		05/03/05
S&P 500® Index(1)%	16.00	1.66	4.96	(2)	—
Russell 1000® Index(1)%	16.42	1.92	5.26	(2)	—

(1)              The index returns do not reflect deductions for fees, expenses or taxes.

(2)              Reflects index performance since the date closest to the Class’ inception for which data is available.

Class I Prospectus:

Average Annual Total Returns %

(for the periods ended December 31, 2012)

	1 Yr	5 Yrs	10 Yrs (or since inception)		Inception Date
Class I %	10.50	0.01	4.09		04/29/05
S&P 500® Index (1)%	16.00	1.66	4.96	(2)	—
Russell 1000® Index (1)%	16.42	1.92	5.26	(2)	—

(1)              The index returns do not reflect deductions for fees, expenses or taxes.

(2)              Reflects index performance since the date closest to the Class’ inception for which data is available.

Class S Prospectus:

Average Annual Total Returns %

(for the periods ended December 31, 2012)

	1 Yr	5 Yrs	10 Yrs (or since inception)		Inception Date
Class S %	10.29	(0.23)	3.71		05/03/05
S&P 500® Index (1)%	16.00	1.66	4.96	(2)	—
Russell 1000® Index (1)%	16.42	1.92	5.26	(2)	—

(1)              The index returns do not reflect deductions for fees, expenses or taxes.

(2)              Reflects index performance since the date closest to the Class’ inception for which data is available.

7.                                      The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

Beginning on the close of business April 14, 2013 through the close of business on April 30, 2013, the Portfolio was managed by a transition manager in preparation for a sub-adviser change from Pioneer Investment Management, Inc. to The London Company of Virginia, LLC d/b/a The London Company and Columbia Management Investment Advisers, LLC.  Effective May 1, 2013, the following serve as adviser, sub-advisers, and portfolio managers to the Portfolio:

PORTFOLIO MANAGEMENT

Investment Adviser

Directed Services LLC

Sub-Adviser

Columbia Management Investment Advisers, LLC

Portfolio Manager

Guy W. Pope

Portfolio Manager (since 5/13)

Sub-Adviser
The London Company of Virginia, LLC d/b/a The London Company
Portfolio Managers
Stephen M. Goddard	Jonathan T. Moody
Portfolio Manager (since 5/13)	Portfolio Manager (since 5/13)
J. Brian Campbell	Mark E. DeVaul
Portfolio Manager (since 5/13)	Portfolio Manager (since 5/13)

8.                                      The subsection entitled “Management of the Portfolios — The Sub-Advisers and Portfolio Managers — ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio” of the Portfolio’s Prospectuses is hereby amended to remove all references to “ING Pioneer Fund Portfolio.”

9.                                      The following paragraphs are added to the subsection entitled “Management of the Portfolios — The Sub-Advisers and Portfolio Managers:”

ING Multi-Manager Large Cap Core Portfolio

The Multi-Manager Approach

Columbia Investment Management Advisers, LLC and The London Company of Virginia, LLC d/b/a The London Company are the sub-advisers of ING Multi-Manager Large Cap Core Portfolio.  Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The London Company of Virginia, LLC manages approximately 60% of the Portfolio’s assets and Columbia Investment Management Advisers, LLC manages approximately 40% of the Portfolio’s assets.

The Adviser may change the allocation of the Portfolio’s assets between the sub-advisers as it determines necessary to pursue the Portfolio’s investment objective. The Adviser will re-evaluate, and rebalance to, the optimal allocation on a regular basis but no less frequently than annually. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain the desired allocation.

Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“CMIA” or “Sub-Adviser”) (formerly, RiverSource Investments, LLC), is a registered investment adviser and is a wholly-owned subsidiary of Ameriprise Financial, Inc. Ameriprise Financial, Inc. is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management, and protection needs for more than 110 years. CMIA’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, CMIA acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds, and financial intermediaries. The principal address of CMIA is 225 Franklin Street, Boston, MA 02110. As of December 31, 2012, CMIA had assets under management of approximately $300.1 billion.

The following individual is primarily responsible for the day-to-day management of ING Multi-Manager Large Cap Core Portfolio’s assets allocated to CMIA.

Guy W. Pope, CFA, is a Senior Portfolio Manager of CMIA. From 1993 until he joined CMIA in May 2010, Mr. Pope was associated with Columbia Management Advisors, LLC or its predecessors as an investment professional.

The London Company of Virginia, LLC

The London Company of Virginia, LLC d/b/a The London Company (“TLC”), a SEC-registered investment adviser, is located at 1801 Bayberry Court, Suite 301, Richmond, VA, 23226. As of December 31, 2012, TLC had approximately $4.6 billion in assets under management.

The following individuals are primarily responsible for the day-to-day management of ING Multi-Manager Large Cap Core Portfolio’s assets allocated to TLC.

Stephen Goddard, CFA, President, CIO and Lead Portfolio Manager, founded TLC in 1994.  Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter.  He has over 24 years of investment experience.

Jonathan Moody, CFA, Principal and Portfolio Manager, joined TLC in 2002.  Previously, he founded Primary Research Group.  He has over 20 years of investment experience.

J. Brian Campbell, CFA, Portfolio Manager, joined TLC in 2010.  Previously he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management beginning in 2004.  He has over 10 years of investment experience.

Mark E. DeVaul, CFA, CPA, Portfolio Manager, joined TLC in 2011.  Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments beginning in 2001.  He has over 15 years of investment experience.

Historical sub-adviser/name and strategies information:

Effective Date	Portfolio Name	Sub-Adviser(s)
05/01/13	ING Multi-Manager Large Cap Core Portfolio*	Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC d/b/a/ The London Company
Since Inception	ING Pioneer Fund Portfolio	Pioneer Investment Management, Inc.

*                 Name change, change in sub-adviser, and change in principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING INVESTORS TRUST

ING Pioneer Fund Portfolio

(“Portfolio”)

Supplement dated May 1, 2013

to the Portfolio’s Adviser Class (“Class ADV”), Institutional Class (“Class I”)

and Service Class (“Class S”) Statement of Additional Information (“SAI”)

dated April 30, 2013

As previously noted in a supplement dated March 20, 2013, on March 7, 2013, the Portfolio’s Board of Trustees (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Pioneer Investment Management, Inc. to Columbia Management Investment Advisers, LLC (“CMIA”) and to The London Company of Virginia, LLC d/b/a The London Company (“TLC”) with related changes to the Portfolio’s name, principal investment strategies, and fee structure. Beginning on the close of business April 14, 2013 through the close of business on April 30, 2013, the Portfolio was in a “transition period” during which time a transition manager sold all or most of the Portfolio’s holdings and may have held a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not have been pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions did not apply. The sales and purchases of securities during the transition period resulted in buy and sell transactions and such transactions may have been made at a disadvantageous time. In addition, these transactions resulted in transactional costs, which are ultimately borne by shareholders. Beginning on or about May 1, 2013, CMIA and TLC will be the Portfolio’s two sub-advisers under a multi-manager structure. TLC will manage approximately 60% of the Portfolio’s assets and CMIA will manage approximately 40% of the Portfolio’s assets. In conjunction with the change with respect to the Portfolio’s sub-adviser, John A. Carey and Walter Hunnewell, Jr. will be replaced as co-portfolio managers for the Portfolio. Guy W. Pope will be added as portfolio manager for the portion of the Portfolio’s assets allocated to CMIA. Stephen M. Goddard, Jonathan T. Moody, J. Brian Campbell, and Mark E. DeVaul will be added as co-portfolio managers for the portion of the Portfolio’s assets allocated to TLC.

Beginning on May 1, 2013, the Portfolio’s SAI is hereby revised as follows:

1.                                      All references to “ING Pioneer Fund Portfolio” are hereby deleted and replaced with “ING Multi-Manager Large Cap Core Portfolio.”

2.                                      All references to Christopher C. Davis and Kenneth C. Feinberg as portfolio managers for the Portfolio are hereby deleted.

3.                                      All references to “Pioneer Investment Management, Inc.” and “Pioneer” serving as sub-adviser to the Portfolio are hereby deleted.

4.                                      The following paragraph is added to the sub-section entitled “Fundamental and Non-Fundamental Investment Restrictions — Non-Fundamental Investment Policies” of the Portfolio’s SAI:

ING Multi-Manager Large Cap Core Portfolio

Under normal market conditions, the Portfolio invests in at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies.

5.                                      Footnote 1 to the first table of the subsection entitled “Advisers — Advisory Fees” of the Portfolio’s SAI is amended to include the following:

Last, effective May 1, 2013, the Adviser has agreed to lower the advisory fee for ING Multi-Manager Large Cap Core Portfolio so that the advisory fees payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reduction for the period from May 1, 2013 through May 1, 2014. There is no guarantee that these waivers will continue after these dates. These agreements will only renew if the Advisers elect to renew them.

6.                                      The line item with respect to the Portfolio in the table of the second paragraph of the section entitled “Sub-Advisers” of the Portfolio’s SAI is hereby deleted and replaced with the following:

Portfolio	Sub-Adviser
ING Multi-Manager Large Cap Core Portfolio	Columbia Management Investment Advisers, LLC (“CMIA”); and The London Company of Virginia, LLC d/b/a The London Company (“TLC”)

7.                                      The line item with respect to the Portfolio in the table entitled “Sub-Advisory Fees” is hereby deleted in its entirety.

8.                                      The table in the section entitled “Sub-Advisory Fees” is amended to include the following:

Sub-Adviser	Portfolio	Sub-Advisory Fee
CMIA(2)	ING Multi-Manager Large Cap Core

0.320% on the first $100 million of the Portfolio’s average daily net assets managed by CMIA;

0.280% on the next $100 million of the Portfolio’s average daily net assets managed by CMIA;

0.250% on the next $250 million of the Portfolio’s average daily net assets managed by CMIA; and

0.220% on all assets managed by CMIA in excess of $500 million.

TLC		0.30% on all of the Portfolio’s average daily net assets managed by TLC.

(2)              For purposes of calculating the sub-advisory fee rate stated above, the portion of the Portfolio’s assets managed by CMIA will be aggregated with the assets of ING Columbia Contrarian Core Portfolio, a series of ING Partners, Inc., which is not a party to this sub-advisory agreement.

2

8.                                      The subsection entitled “Portfolio Managers — ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio” of the Portfolio’s SAI is hereby amended to remove all references to ING Pioneer Fund Portfolio and John A. Carey and Walter Hunnewell, Jr.

9.                                      The subsection entitled “Portfolio Managers” is hereby amended to include the following:

ING Multi-Manager Large Cap Core Portfolio

Beginning on the close of business April 14, 2013 through the close of business on April 30, 2013 the Portfolio will be managed by a transition manager in preparation for a sub-adviser change from Pioneer Investment Management Inc. to CMIA and TLC.  Effective May 1, 2013, the following serve as sub-advisers and portfolio managers of the Portfolio:

Sub-Advisers: CMIA and TLC

CMIA

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Guy Pope	7	$7,248,061,816	2	$41,240,908	45	$497,532,186

Potential Material Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time.  CMIA has adopted compliance policies and procedures that attempt to address certain of these potential conflicts that the portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.  As a general matter and subject to limited exceptions, CMIA’s investment professionals do not have the opportunity to invest in client accounts, other than the mutual funds in the Columbia Fund Family.

3

A portfolio manager who is responsible for managing multiple portfolios and/or accounts may devote unequal time and attention to the management of those portfolios and/or accounts.  The effects of this potential conflict may be more pronounced where portfolios and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the Portfolio.  A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among the accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager purchases or sells the same securities for multiple accounts.  On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, CMIA’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by one account to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay.  CMIA has adopted compliance procedures that provide that any transactions between the Portfolio and another Columbia-advised account are to be made at an independent current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts managed by its portfolio manager(s).  Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Portfolio that may differ from advice given, or the timing or nature of decisions made, with respect to another account.  A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved.  Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Portfolio, even though it could have been bought or sold for the Portfolio at the same time.  A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales).  There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Portfolio.

Portfolio manager(s) also may have other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could exist in managing the Portfolio and other accounts. Many of the potential conflicts of interest to which CMIA’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the CMIA activities of the investment manager and its affiliates.

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Compensation Structure of Portfolio Managers

Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Mutual Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and CMIA profitability for the year, which is largely determined by assets under management.

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For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2102, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Guy W. Pope	None

TLC

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen Goddard	5	$1,000,000,000	0	$0	532	$3,680,000,000
Jonathan Moody	5	$1,000,000,000	0	$0	532	$3,680,000,000
J. Brian Campbell	5	$1,000,000,000	0	$0	532	$3,680,000,000
Mark E. DeVaul	5	$1,000,000,000	0	$0	532	$3,680,000,000

Potential Material Conflicts of Interest

As an investment advisor, TLC understands that certain conflicts of interest may arise when managing multiple accounts. TLC has adopted policies and procedures intended to minimize the effects of any conflicts. Though the portfolio managers have a general model they follow based on common account objectives, each account is managed individually. Every effort is made to block trades and allocate executed trades on a pro-rata basis. However, due to the firm’s desire to manage accounts on a case by case basis, there are times when a security may be bought in one account and not other accounts. Portfolio managers look at each account on an individual basis and when a trade order is given, the manager cannot always control that an order for that security may have been given in the recent past or will be given in the immediate future for that same security in another account. As a result, while every effort will be made to maintain fair and equitable allocation, the portfolio manager may supply trade directives for the same security over the course of several days as he adjusts account positions for each account.

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Compensation Structure of Portfolio Managers

Investment professionals are evaluated on specific responsibilities that include investment recommendations, quality of research, client retention, and overall contribution to the firm. Annual reviews are given and above average compensation increases plus bonuses are targeted with firm growth and individual performance.  In addition, TLC has a formal plan to offer ownership to key employees after they have been with the firm for 3-5 years.

Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio managers as of December 31, 2102, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Stephen Goddard	None
Jonathan Moody	None
J. Brian Campbell	None
Mark E. DeVaul	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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